

NUMBER

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SHARES

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SPAR Group, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Series B Convertible Preferred Stock, $0.01 par value per share

This Certifies that **[SHAREHOLDER]** is the registered holder of -______________( )- Shares

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________ day of ____________ A.D. 20__*

____

Michael R. Matacunas, President

____

Fay DeVriese, Secretary

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR (II) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER, VESTING AND OTHER RESTRICTIONS AS SET FORTH IN A CHANGE OF CONTROL, VOTING AND RESTRICTED STOCK AGREEMENT DATED JANUARY 28, 2022 BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SECURITIES, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

THE COMPANY HAS AUTHORIZED MORE THAN ONE CLASS AND SERIES OF CAPITAL STOCK. PURSUANT TO SECTION 151(F) OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

For Value Received, ________ *hereby sell, assign and transfer unto* ________________________________

________________________________ *Shares*

represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________

________________________________ *Attorney*

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________ *A.D. 20* ______

In presence of

________________________________ ________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.